As filed with the Securities and Exchange Commission on February 22, 2002

Securities Act Registration No. 333-39133
Investment Company Act Registration No. 811-8461

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[✓ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 10	[✓ ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[✓ ]
Amendment No. 12	[✓ ]

GRAND PRIX FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

Wilton Executive Campus 15 River Road, Suite 220 Wilton, Connecticut (Address of Principal Executive Offices)	06897 (Zip Code)

Registrant's Telephone Number, including Area Code: (203) 761-9600

Robert Zuccaro
Target Investors, Inc.
Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
It is proposed that this filing will become effective (check appropriate box)
[ ] [✓ ] [ ] [ ] [ ] [ ]

immediately upon filing pursuant to paragraph (b) of Rule 485 on February 28, 2002 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
 February 28, 2002

[Logo]
Grand Prix Funds, Inc.

GRAND PRIX FUND
Super Core Fund

Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
1-800-307-4880 (Fund Information)
1-800-432-4741 (Account Information)
Website: www.grandprixfund.com
Grand Prix Fund Ticker Symbol: GPFFX
Super Core Fund Ticker Symbol: SCFFX

         The investment objective of both the Grand Prix Fund and the Super Core Fund is capital appreciation. The Grand Prix Fund seeks to achieve its investment objective by investing primarily in common stocks of companies that exhibit fast earnings growth and are rising in price. The Super Core Fund seeks to achieve its investment objective by investing in the common stocks of the five largest companies, based on market capitalization, in each of the following four market indices: the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Nasdaq Composite Index.

         This Prospectus contains information you should consider before you invest in the Funds. Please read this Prospectus carefully and keep it for future reference.

         The Securities and Exchange Commission (the "SEC") has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
SUMMARY	3
PERFORMANCE	5
FUND FEES AND EXPENSES	8
INVESTMENT OBJECTIVE	10
IMPLEMENTATION OF INVESTMENT OBJECTIVE	12
FUND MANAGEMENT	13
OPENING AN ACCOUNT	15
FINANCIAL HIGHLIGHTS	21
VALUATION OF FUND SHARES	23
DISTRIBUTION AND SHAREHOLDER SERVICING PLANS	23
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT	24
ADDITIONAL INFORMATION	25
PURCHASE APPLICATION	INSIDE BACK COVER

SUMMARY

è What are the Funds' goals?

         The Grand Prix Fund's investment objective or goal is capital appreciation. The Fund attempts to achieve this goal by choosing investments that the Fund's investment advisor, Target Investors, Inc. (the "Advisor"), believes have the potential for growth. The Fund will trade actively to try to increase returns. The Advisor will not consider dividend or interest income in the selection of investments.

         The Super Core Fund's investment objective or goal is also capital appreciation. The Fund attempts to achieve this goal by allocating its assets equally among the common stocks of the five largest companies, based on market capitalization, in each of the following four market indices: the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Nasdaq Composite Index. Market capitalization refers to the number of shares a company has outstanding multiplied by the market price per share. Since the Fund will be largely passively managed, the Fund's portfolio turnover and trading costs should be lower than those of the average equity fund.

è What will the Funds invest in?

         The Grand Prix Fund invests primarily in common stocks of companies which the Advisor characterizes as "growth" companies. The Fund will generally hold no more than 25 different common stocks at any one time. The Fund may concentrate its investments in relatively few market sectors while being diversified among several industries. The common stocks held for investment are selected by the Advisor without regard to a company's market capitalization, so the Fund's investments may be in companies that have small, medium or large market capitalizations. The Fund's investments may also include American Depository Receipts. The Fund may hold cash and/or invest in short-term money market securities to meet anticipated redemption requests, to pay expenses, pending investment and to respond to adverse market or other conditions.

         The Super Core Fund invests primarily in 20 different common stocks, holding equal-weighted positions in the five largest companies in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices. The "largest companies" in each market index are the largest in terms of market capitalization determined as of the beginning of each year. Because the Fund's assets will be allocated among companies in each of these market indices, the Fund may hold positions in companies with small, medium and large market capitalizations. However, since the Fund will be invested in the largest companies in each market index, the majority of the Fund's assets will be invested in what is considered to be large cap companies. The Fund may invest in American Depository Receipts of foreign companies that are included in these market indices if such companies are among the "largest." While the Fund seeks to remain fully invested at all times, the Fund may hold cash and/or invest a limited amount of its assets in short-term money market securities to meet anticipated redemption requests, to pay expenses and pending investment. The Fund may concentrate its investments in relatively few industries.

è Is an investment in the Grand Prix Fund appropriate for me?

         The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Grand Prix Fund may be appropriate for you if:

    your goal is capital appreciation;
    you want to allocate some portion of your long-term investments to aggressive equity investing;
    you have no immediate financial requirements for this investment;
    you are willing to accept a high degree of volatility; and
    you have the financial ability to undertake greater risk in exchange for the possibility to realize greater financial gains in the future.

è Is an investment in the Super Core Fund appropriate for me?

         The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Super Core Fund may be appropriate for you if:

    your goal is capital appreciation;
    you have no immediate financial requirements for this investment;
    you are willing to accept a level of volatility that is somewhat higher than the stock market in general;
    you want to capture returns similar to, and with the potential to do better than, the overall stock market; and
    you want to participate in a cross section of the overall stock market.

è What are the main risks of investing in the Funds?

         The main risks of investing in the Funds, which are common risks applicable to both Funds, are:

    Stock Market Risk: Equity mutual funds like the Funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Funds are likely to decline in value. Stocks are generally more volatile than bonds.
    Liquidity Risk: The Advisor may not be able to sell stocks held in a Fund's portfolio at an optimal time or price.
    Small Cap Investing Risk: Some of the companies in which the Funds may invest will have small market capitalizations relative to other companies. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies and can react differently to political, market and economic developments than the market as a whole and other types of stocks. Smaller companies can have more limited product lines, markets and financial resources.
    ADR Risk: Both Funds may invest in American Depository Receipts which may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates and by political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
    Leveraging Risk: Both Funds may borrow money to purchase investments. Leverage is a speculative technique that provides the opportunity for greater total return but also involves risks. If a Fund's return on its investment from a borrowing is lower than the interest rate on the borrowed funds, the Fund's return will be lower than if the Fund had not borrowed money.
    Non-Diversification Risk: Because the Funds are not diversified, they may invest a relatively large amount of their respective assets in a few companies, which may increase volatility.

         In addition to the risks discussed above, special risks of investing in the Grand Prix Fund are:

    Stock Selection Risk: The stocks selected by the Advisor for the Fund may decline in value or not increase in value when the stock market in general is rising.
    Short-Term Trading Risk: The Fund trades actively and frequently. You may realize significant taxable capital gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.
    Sector Concentration Risk: While the Fund will not concentrate its investments in any one industry, the Fund may be heavily invested in relatively few market sectors, which may increase volatility.

         In addition to the risks discussed above, special risks of investing in the Super Core Fund are:

    Passive and Full Investment Risk: Since the Fund will be, for the most part, passively managed and seeks to remain fully invested at all times, it may be more difficult to shift assets from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash in an attempt to cushion the impact of a market decline.
    Industry Concentration Risk: Because of the Fund's investment strategy of investing in the five largest companies in each of the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Nasdaq Composite Index, the Fund's investments may be heavily concentrated in relatively few industries at any one time, which may increase volatility.

         As with any mutual fund, there can be no guarantee that the Funds will achieve their investment objectives. In addition, the share price of each Fund may decline so that when you sell your shares, you may lose money.

PERFORMANCE

Grand Prix Fund

         The performance information that follows gives you some indication of the risks of an investment in the Grand Prix Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns (before and after taxes) for one year and since inception compare with those of a broad measure of market performance. Please remember that the Grand Prix Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

Grand Prix Fund
Class A Shares Calendar Year Total Returns

[insert bar chart]
2001	2000	1999	1998
(55.96)%	(32.54)%	147.76%	111.83%

Grand Prix Fund
Class A Shares
Best and Worst Quarterly Returns
BEST	WORST
90.18% (4th quarter, 1999)	(42.25)% (1st quarter, 2001)

         Please note that the returns presented in the chart entitled "Grand Prix Fund Class A Shares Calendar Year Total Returns" and in the table entitled "Grand Prix Fund Class A Shares Best and Worst Quarterly Returns" do not reflect the 5.25% maximum sales charge imposed on the Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Grand Prix Fund Average Annual Total Returns" table do, however, reflect this sales charge with respect to the Class A shares and the 1% maximum sales charge imposed on the Fund's Class C shares.

         The Grand Prix Fund's after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"), this information does not apply to your investment because such accounts are only subject to taxes upon redemption.

Grand Prix Fund
Average Annual Total Returns
(For the period ended December 31, 2001)
Class/Index	1 Year	Life of Fund (1)

Class A

Return Before Taxes	(55.96)%	11.75%

Return After Taxes on Distributions	(55.96)%	9.89%

Return After Taxes on Distributions and Sale of Fund Shares	(34.08)%	8.83%

S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	(11.88)%	5.65%

Class C

Return Before Taxes	(56.28)%	(17.40)%

Return After Taxes on Distributions	(56.28)%	(17.53)%

Return After Taxes on Distributions and Sale of Fund Shares	(34.27)%	(13.52)%

S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	(11.88)%	(4.01)%

(1)	The Class A shares and the Class C shares of the Grand Prix Fund were first offered on December 31, 1997 and August 5, 1999, respectively.
(2)	The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Super Core Fund

         The performance information that follows gives you some indication of the risks of an investment in the Super Core Fund by showing the Fund's performance for the past year and by showing how the Fund's average annual returns (before and after taxes) for the past year and since inception compare with those of a broad measure of market performance. Please remember that the Super Core Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

Super Core Fund
Class A Shares Calendar Year Total Returns

[insert bar chart]
2001
(24.80)%

Super Core Fund
Class A Shares
Best and Worst Quarterly Returns
BEST	WORST
26.81% (4th quarter, 2001)	(29.40)% (1st quarter, 2001)

         Please note that the returns presented in the chart entitled "Super Core Fund Class A Shares Calendar Year Total Returns" and in the table entitled "Super Core Fund Class A Shares Best and Worst Quarterly Returns" do not reflect the 5.25% maximum sales charge imposed on the Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Super Core Fund Average Annual Total Returns" table do, however, reflect this sales charge with respect to the Class A shares and the 1% maximum sales charge imposed on the Fund's Class C shares.

         The Super Core Fund's after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or IRA, this information does not apply to your investment because such accounts are only subject to taxes upon redemption.

Super Core Fund
Average Annual Total Returns
(For the period ended December 31, 2001)
Class/Index	1 Year	Life of Fund (1)

Class A

Return Before Taxes	(24.80)%	(24.68)%

Return After Taxes on Distributions	(24.80)%	(24.68)%

Return After Taxes on Distributions and Sale of Fund Shares	(15.10)%	(19.74)%

S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	(11.88)%	(12.71)%

Class C

Return Before Taxes	(25.20)%	(25.08)%

Return After Taxes on Distributions	(25.20)%	(25.08)%

Return After Taxes on Distributions and Sale of Fund Shares	(15.35)%	(20.06)%

S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	(11.88)%	(12.71)%

(1)	The Super Core Fund commenced operations on December 29, 2000.
(2)	The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

FUND FEES AND EXPENSES

         The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:
	Grand Prix Fund		Super Core Fund
	Class A	Class C	Class A	Class C
Shareholder Fees (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%(2)	1.00%	5.25%(2)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees	1.00%	1.00%	0.90%	0.90%
Rule 12b-1 (Distribution and Service) Fees	0.25%	1.00%	0.35%	1.00%
Other Expenses	0.51%(4)	0.51%(5)	1.94%(6)	1.94%(6)
Total Annual Fund Expenses	1.76% =====	2.51% =====	3.19% =====	3.84% =====
Less: Fee Waiver/Expense Reimbursement	0.00%(4)	0.00%(5)	(1.44)% (6)	(1.44)% (6)
Plus: Interest Expense	0.51%	0.51%	0.39%	0.39%
Net Expenses	2.27% =====	3.02% =====	2.14% =====	2.79% =====

(1)	A $25 fee will be charged for returned checks or electronic funds transfers. If you redeem shares by wire, you will be charged a $15 fee. For additional information, see "Opening an Account."
(2)	Certain investors are exempt from paying some or all of this sales load. For more information, see "Opening an Account."
(3)

Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(4)

Pursuant to an expense cap agreement dated June 15, 1999, as amended as of March 1, 2002, between the Advisor and the Grand Prix Fund, the Advisor has contractually agreed to limit the Class A total operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 2.00% until February 28, 2003. After such date, the expense limitation may be terminated or revised at any time. "Other expenses" are presented before any waivers or reimbursements.

(5)

Pursuant to an expense cap agreement dated August 2, 1999, as amended as of March 1, 2002, between the Advisor and the Grand Prix Fund, the Advisor has contractually agreed to limit the Class C total operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 2.75% until February 28, 2003. After such date, the expense limitation may be terminated or revised at any time. "Other expenses" are presented before any waivers or reimbursements.

(6)

Pursuant to an expense cap agreement dated December 29, 2000, as amended as of March 1, 2002, between the Advisor and the Super Core Fund, the Advisor contractually agreed to limit the Class A total operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 1.75% and the Class C total operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 2.40% until February 28, 2003. After such date, the expense limitations may be terminated or revised at any time. "Other expenses" are presented before any waivers or reimbursements.

Example

         The following Example is intended to help you compare the cost of investing in one or both of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year and that each class's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	Grand Prix Fund		Super Core Fund
	Class A (1)	Class C (2)	Class A (1)(3)	Class C (2)(4)
1 year	$ 743	$ 402	$ 731	$ 379
3 years	$1,197	$1,024	$1,438	$1,242
5 years	$1,676	$1,671	$2,166	$2,118
10 years	$2,993	$3,403	$4,079	$4,368

(1)	The 5.25% maximum sales charge imposed on purchases of Class A shares is reflected in the Example.
(2)	The 1.00% maximum sales charge imposed on purchases of Class C shares is reflected in the Example.
(3)

The 1 year figure for the Super Core Fund Class A shares is based on net expenses resulting from the expense waiver described above. The expenses for each subsequent year are based on the Fund's expenses before the expense recovery waiver.

(4)

The 1 year figure for the Super Core Fund Class C shares is based on net expenses resulting from the expense waiver described above. The expenses for each subsequent year are based on the Fund's expenses before the expense recovery waiver.

INVESTMENT OBJECTIVE

Grand Prix Fund

         The Grand Prix Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies which the Advisor characterizes as "growth" companies. The Fund may invest in companies of all sizes.

         The Advisor focuses on companies which exhibit fast earnings growth and are rising in price. Companies considered by the Advisor as "growth" companies are often in the same or related market sectors. One sector, however, like technology, may include various industries, like networking, telecommunications, software, semiconductors or voice-processing. Thus, the Fund may be heavily invested in one sector, while being diversified among several industries and may take relatively large positions in a single company. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single sector, industry or company. This may increase the Fund's volatility.

         In identifying securities for the Fund, the Advisor uses a computer-driven model. In the research process, the Advisor screens for certain fundamental and quantitative attributes that it believes a security should have for the Fund to invest in it, including:

    projected earnings growth of at least 20%;
    top 10% relative price strength; and
    projected positive earnings surprises of at least 5%.

The Advisor values securities by assigning scores to them based on such factors and ranks the securities accordingly. Pursuant to that ranking, the Advisor constructs a list of securities for the Fund and purchases the highest ranking securities for its portfolio. The Advisor rescores stocks and rebalances the portfolio weekly according to the highest ranked scores.

         The Advisor will sell a stock when the price has deteriorated significantly or other securities are a better value. As a means to increase returns, the Fund expects to trade actively and frequently. The annual portfolio turnover rate could range from 300% to 600%, but generally will not exceed 800%. The annual portfolio turnover rate indicates changes in the Fund's securities holdings; generally if all the securities in the Fund at the beginning of an annual period are replaced by the end of the period, the turnover rate would be 100%. You may realize significant taxable capital gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

         Under normal market conditions, the Fund expects to invest at least 95% of its assets in equity securities, holding positions in generally no more than 25 companies at any one time. However, to meet anticipated redemption requests, to pay Fund expenses, pending investment and to respond to adverse market or other conditions, the Fund may invest up to 35% of its assets in short-term money market securities and cash. The Fund may also invest a limited amount of its assets, generally not more than 20% of its net assets, in American Depositary Receipts.

Super Core Fund

         The Super Core Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in 20 different common stocks, holding equal-weighted positions in the five largest companies, based on market capitalization determined as of the beginning of each year, in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices.

         The S&P 500 Index is an unmanaged stock index comprised of 500 common stocks from primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization. The S&P MidCap 400 Index is an unmanaged stock index comprised of 400 common stocks from the mid-to-large-size company segment of the U.S. market. The S&P SmallCap 600 Index is an unmanaged stock index comprised of 600 common stocks from the small company segment of the U.S. market. The Nasdaq Composite Index is a broad-based, unmanaged stock index comprised of all common stocks listed on the Nasdaq Stock Market. Currently, the Nasdaq Composite Index includes the common stock of over 5,000 large, mid-size and small companies. Because the Fund's assets will be allocated among companies in each of these market indices, the Fund may hold positions in companies with small, medium and large market capitalizations. However, since the Fund will be invested in the largest companies in each market index, the majority of the Fund's assets will be invested in what is considered to be large cap companies given that the largest companies in each of the S&P 500 Index, the S&P MidCap 400 Index and the Nasdaq Composite Index are large cap companies. The Fund may also invest in American Depository Receipts of foreign companies that are included in these market indices if such companies are among the "largest." The Fund's investments may also be concentrated in relatively few industries.

         The Fund does not attempt to buy securities based on the Advisor's economic, financial or market analyses, but instead employs a passive investment approach. This means that when buying securities, the Advisor simply selects the top five companies, based entirely on market capitalization, in each applicable market index. If the same security appears as one of the top five securities in more than one market index, the Advisor will not purchase duplicate positions in the security. Instead, the Advisor will buy the security as part of its overall investment in one market index and with respect to the other index or indices in which the security appears, the Advisor will skip the security and purchase the next largest security. For example, if Microsoft is one of the five largest companies in both the S&P 500 and the Nasdaq Composite market indices, the Advisor will purchase the security as part of its overall investment in the S&P 500 Index, but will not purchase the security as a part of its overall investment in the Nasdaq Composite Index. Rather, the Advisor will purchase the top five securities in the Nasdaq Composite Index without regard to Microsoft.

         When selling securities, the Advisor employs a mixed passive/active investment approach. On the passive side of the equation, the Advisor will rebalance the Fund's holdings in January of each year and will sell a security if necessary to ensure that the Fund's assets are equally allocated among the five largest companies in each of the applicable market indices from which the Fund invests. On the active side of the equation, the Advisor will also sell a security prior to the time of the Fund's annual rebalance of assets if the price of the security has deteriorated significantly such that it is no longer among the top five securities in the applicable market index.

         Since the Fund will be, for the most part, passively managed, the Fund will not trade actively or frequently, which should result in lower portfolio turnover and trading costs relative to the average equity fund. The annual portfolio turnover rate could range from 25% to 50%, but generally will not exceed 75%. It is anticipated that the turnover rate will be lower when applied to the original stocks held in the portfolio at the start of each year.

         The Fund's portfolio is not constructed to have aggregate investment characteristics similar to those of the market indices from which it invests, nor does the Fund seek to parallel the performance of any or all of these market indices. The Fund intends to remain fully invested at all times, but may invest a limited amount of its assets in short-term money market securities and cash to meet anticipated redemption requests, to pay Fund expenses and pending investment. The Fund's investment in such instruments will generally not exceed 5% of its assets.

         The Super Core Fund is not sponsored by or affiliated with Standard & Poor's or the Nasdaq Stock Market.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

         The Funds may invest in the following securities and use the following investment techniques in implementing their respective investment objectives. Some of these securities and investment techniques involve special risks, which are described below and in the Funds' Statement of Additional Information ("SAI").

Common Stocks and Other Equity Securities

         Both Funds will invest in common stocks. In addition, the Grand Prix Fund may invest in other equity securities. Other equity securities may include depositary receipts and warrants and other securities convertible or exchangeable into common stock. Common stocks are units of ownership of a corporation. Equity mutual funds like the Funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Funds are likely to decline in value. Increases or decreases in the value of stocks are generally greater than for bonds or other debt instruments.

Unseasoned Companies

         The Grand Prix Fund may invest up to 10% of its assets in the securities of unseasoned companies. These are companies that have been in operation for less than three years. The securities of such companies may have limited liquidity and the prices of such securities may be volatile.

Non-Diversification

         Both Funds are "non-diversified," which means that they invest in a more limited number of companies than other mutual funds. Each Fund may invest up to 50% of its assets in the securities of as few as two companies, up to 25% each, so long as the Fund does not control the two companies or so long as the two companies are engaged in different businesses. Each Fund may also invest the other 50% of its assets in the securities of as few as 10 companies, up to 5% each, provided that the Fund does not own more than 10% of any company's outstanding voting stock. The Grand Prix Fund generally expects to invest in no more than 25 companies at any one time, while the Super Core Fund intends to invest in no more than 20 companies. Non-diversification involves an increased risk of loss to the Funds if the market value of a security held by the Funds declines.

Concentration

         While the Grand Prix Fund will not concentrate its investments in any one industry, the Fund may be heavily invested in relatively few market sectors since companies considered by the Advisor to be "growth" companies are often in the same or related sectors. The Super Core Fund, on the other hand, may concentrate its investments in relatively few industries at any one time if necessary in order to effect its investment strategy of investing in the largest companies in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices. By concentrating their securities holdings in this manner, the volatility of the Funds' investment performance may increase and the Funds could incur greater losses than mutual funds that invest in a broader spectrum of market sectors or industries.

Leveraging Strategies

         Each Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed may not exceed 33 1/3% of the value of the Fund's net assets. Each Fund's borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds.

Temporary Strategies

         To meet anticipated redemption requests, to pay Fund expenses, pending investment and to respond to adverse market, economic, political or other conditions, the Grand Prix Fund may hold cash and/or invest up to 35% of its assets in short-term fixed-income securities issued by private and governmental institutions. The Super Core Fund, on the other hand, intends to be fully invested at all times and, therefore, will only hold cash and/or invest in short-term fixed income securities to meet anticipated redemption requests, to pay Fund expenses and pending investment which, in any case, generally will not exceed 5% of its assets. Short-term fixed income securities include:

    U.S. government securities;
    certificates of deposit;
    bankers' acceptances;
    commercial paper and commercial paper master notes;
    repurchase agreements; and
    other short-term fixed-income securities.

         With respect to the Grand Prix Fund, if these temporary strategies are used for responding to adverse market, economic, political or other conditions, it is impossible to predict when or for how long the Advisor may employ these strategies for the Fund. To the extent the Fund engages in these temporary strategies, the Fund may not achieve its investment objective.

ADRs

         The Grand Prix Fund may invest up to 20% of its net assets in American Depositary Receipts ("ADRs") or other foreign instruments denominated in U.S. dollars. The Super Core Fund may also invest in ADRs to the extent foreign companies are included in the market indices from which the Fund invests. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Investments in securities of foreign companies involve risks which are in addition to the usual risks inherent in domestic investments. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing. In addition, the value of the Funds' assets will increase or decrease in response to fluctuations in the value of foreign currencies.

FUND MANAGEMENT
[Photo of Bob Zuccaro]

Nationally acclaimed portfolio manager with 30 years of investment experience managing money through 7 bull markets, 6 bear markets and 5 recessions. Former President and portfolio manager of the Axe-Houghton Stock Fund.

Portfolio Manager Bob Zuccaro, CFA

Management

         The Funds have entered into an Investment Advisory Agreement with the Advisor under which the Advisor manages the Funds' investments and business affairs, subject to the supervision of the Funds' Board of Directors.

         Advisor. Target Investors, Inc., 15 River Road, Suite 220, Wilton, Connecticut 06897, is a Florida corporation. The Advisor has been serving clients since 1983. As of December 31, 2001, the Advisor managed approximately $200 million for individual and institutional clients.

         Under the Investment Advisory Agreement, the Advisor receives an annual management fee of 1.00% of the Grand Prix Fund's average daily net assets and 0.90% of the Super Core Fund's average daily net assets. The management fee is accrued daily and paid monthly. Pursuant to an expense cap agreement that terminates on February 28, 2003, the Advisor has agreed to limit the Grand Prix Fund's operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 2.00% of the Fund's average daily net assets attributable to the Class A shares and 2.75% of the Fund's average daily net assets attributable to the Class C shares. The Advisor has also agreed to limit the Super Core Fund's operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 1.75% of the Fund's average daily net assets attributable to the Class A shares and 2.40% of the Fund's average daily net assets attributable to the Class C shares until February 28, 2003. After February 28, 2003, the Advisor may voluntarily waive all or a portion of its management fee and/or reimburse certain Fund expenses without further notification of the commencement or termination of such waiver or reimbursement. Any waivers or reimbursements will have the effect of temporarily lowering a Fund's overall expense ratio and increasing its overall return to investors. Any waivers or reimbursements may be recouped by the Advisor to the extent that actual operating expenses for a period are less than the expense limitation caps; provided that the Advisor is only entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed. For the fiscal year ended October 31, 2001, the Grand Prix Fund paid the Advisor $1,661,860 in management fees. For the period from December 29, 2000 (commencement of operations) through October 31, 2001, the Super Core Fund paid the Advisor $97,125 in management fees.

         Under the Investment Advisory Agreement, the Advisor is responsible not only for management of the Funds' assets, but also for portfolio and brokerage transactions.

         Portfolio Manager. President of the Advisor since 1983, Robert Zuccaro received a Bachelor's Degree from the University of Bridgeport in 1965 and a Master's in Business Administration from Pace University in 1968. Mr. Zuccaro entered the investment management business in 1967 as an analyst with the Value Line Survey. Prior to founding the Advisor in 1983, Mr. Zuccaro spent six years with Axe-Houghton, where he was President and a Director of Axe-Houghton Stock Fund and Vice President and Director of Portfolio Management of E.W. Axe & Co. Mr. Zuccaro is a Chartered Financial Analyst and has more than 30 years of experience in the investment business.

Custodian

         U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Funds' assets.

Transfer Agent and Administrator

         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator.

Distributor

         T. O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032-2256, a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (the "NASD"), acts as distributor of the Funds' shares (the "Distributor"). As compensation for its services, the Distributor may retain a portion of (i) the initial sales charge from purchases of Fund shares and (ii) the Rule 12b-1 fees. The Distributor may pay all or a portion of its fee to registered dealers who sell Fund shares, pursuant to a written dealer agreement. The Distributor may pay Rule 12b-1 fees to persons entering into 12b-1 related agreements. Such persons may include the Advisor. The Distributor and the Advisor, at their own expense, may also periodically sponsor programs that offer additional compensation in connection with the sale of Fund shares. In some circumstances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares.

OPENING AN ACCOUNT

Choosing a Fund

         This Prospectus offers two Funds: the Grand Prix Fund and the Super Core Fund. Both Funds seek capital appreciation as their primary investment objective. The Grand Prix Fund attempts to achieve its investment objective by investing in common stocks of companies which the Advisor characterizes as "growth" companies. The Super Core Fund attempts to achieve its investment objective by allocating its assets equally among the common stocks of the five largest companies, based on market capitalization, included in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices.

Choosing a Class

         Each Fund offers two classes of shares: Class A and Class C. Each Class has its own cost structure.
Class A	Class C
Maximum front-end sales charge of 5.25% with break points and certain exceptions.	Maximum front-end sales charge of 1.00%.
Distribution and service fees equal to 0.25% of average net assets with respect to the Grand Prix Fund, or 0.35% of average net assets with respect to the Super Core Fund.	Distribution and service fees equal to 1.00% of average net assets.

Purchasing Shares

         In General. Fund shares may be purchased through any dealer that has entered into a sales agreement with the Distributor, or through the Distributor directly. The Transfer Agent may also accept purchase applications.

         Class A Shares. Class A shares are offered and sold on a continual basis at the next offering price (the "Offering Price"), which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or the Transfer Agent, as the case may be) and the sales charge as set forth below. See "Valuation of Fund Shares." No sales charge is imposed on the reinvestment of dividends or capital gains. The sales charge imposed on purchases of Class A shares is as follows:

Total Sales Charge
Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	5.25%	5.54%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	1.00%	1.01%

         Class A shares are also subject to Rule 12b-1 fees. For the Grand Prix Fund, these fees amount to 0.25% of the average daily net assets of the Fund's Class A Shares. For the Super Core Fund, these fees amount to 0.35% of the average daily net assets of the Fund's Class A Shares. See "Distribution and Shareholder Servicing Plans."

         Class C Shares. Class C shares are offered and sold on a continual basis at the next Offering Price, which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or the Transfer Agent, as the case may be) and the 1.00% initial sales charge. See "Valuation of Fund Shares." No sales charge is imposed on the reinvestment of dividends or capital gains. Class C shares are also subject to Rule 12b-1 fees in an aggregate amount of 1.00% of the average daily net assets of the applicable Fund attributable to the Class C shares. See "Distribution and Shareholder Servicing Plans."

         Sales Charge Waivers. The following investors may purchase Class A shares at net asset value without the imposition of any sales charge:

    institutional retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans (SEPs and SIMPLEs), subject to minimum requirements with respect to the amount of purchase (minimum of at least $1,000,000);
    beneficial owners of wrap accounts who are clients of registered broker-dealers having a selling or service agreement with the Distributor;
    clients of fee-only financial planners or fee-only registered investment advisors and financial planners or investment advisors who have entered into an agreement with the Distributor or Advisor for clients participating in comprehensive fee programs;
    owners of private accounts managed by the Advisor;
    persons who owned Grand Prix Fund shares on November 30, 1998 may purchase shares of the Grand Prix Fund at net asset value;
    persons who sell shares in either Fund, invest the proceeds in the Federated Prime Cash Series fund and subsequently reinvest in shares of either Fund;
    directors, officers and full-time employees of the Funds, the Distributor, U.S. Bank and affiliates of such companies (including the Advisor) and spouses and family members of such persons; and
    registered broker-dealers who have entered into a selling or service agreement with the Distributor for their investment account only, and registered personnel and employees of such broker-dealers.

         Certain investors may purchase Class A shares at a reduced sales charge. For additional information on sales charge reductions for Class A shares, please see the SAI or call the Funds at 1-800-307-4880.

         Minimum Investment. Required minimum investments are as follows:

TYPE OF ACCOUNT	INITIAL MINIMUM INVESTMENT	ADDITIONAL MINIMUM INVESTMENT

Regular	$5,000	$1,000
Automatic Investment Plan	$5,000	$ 250
Gift to Minors	$5,000	$1,000
IRAs	$5,000	$1,000

         The Funds reserve the right to reject any order for the purchase of shares or to limit or suspend, without prior notice, the offering of shares. The required minimum investments may be waived by the Funds at any time.

         Opening an Account by Mail. Please complete the Purchase Application. You may duplicate any application or you can obtain additional copies of the Purchase Application from the Funds by calling 1-800-307-4880.

         Your completed Purchase Application should be mailed to:
Grand Prix Funds, Inc. P.O. Box 701 Milwaukee, Wisconsin 53201-0701

         To purchase shares by overnight or express mail, please use the following street address:
Grand Prix Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Third Floor Milwaukee, Wisconsin 53202

         All applications must be accompanied by payment in the form of a check made payable to "Grand Prix Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. Payment may be delayed for up to 12 calendar days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. If you contemplate redeeming your investment shortly after purchase, you should purchase the shares by wire as discussed below.

         Opening an Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-432-4741 for instructions. A Purchase Application must be submitted prior to or at the time of wiring funds. Funds should be wired through the Federal Reserve System as follows:

U.S. Bank, N.A.
A.B.A. Number: 042000013
For credit to: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
For further credit to: Grand Prix Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)

         A Purchase Application must be received by the Funds to establish privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed purchase application. The Funds reserve the right to refuse a telephone transaction if the Funds believe it advisable to do so. If you have any questions, please call the Funds at 1-800-432-4741.

         Adding to an Account by Mail. When adding to an account by mail, you should send your check to the Funds, together with a subsequent investment slip from a recent statement. If an investment slip is unavailable, you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" below for more information regarding purchases made by check or electronic funds transfer.

         Adding to an Account by Electronic Funds Transfer. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Funds to draw on your preauthorized bank account as shown on the records of the Funds and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 13 business days after receipt by the Funds of your request to adopt this service. This time period allows the Funds to verify your bank information. Investments made by electronic funds transfer in any one account must be in an amount of at least $1,000 and will be effective at the Offering Price next computed after receipt by the Funds of the proceeds from your bank account, which is typically the same day. See "Additional Purchase Information" below for more information. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution. A Notary Public is not an acceptable guarantor. To select this service, please call the Funds at 1-800-307-4880 for the necessary form and instructions.

         Adding to an Account by Wire. For additional investments made by wire transfer, you should use the wiring instructions set forth above. Be sure to include your account number. Wired funds are considered received in good order on the day they reach the Funds' bank account by the Funds' cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

         Automatic Investment Plan. You may make purchases of shares of the Funds automatically on a regular basis ($250 minimum per transaction). You must meet the Funds' minimum initial investment of $5,000 before the Automatic Investment Plan ("AIP") may be established. You may adopt the AIP at the time an account is opened by completing the appropriate section of the Purchase Application. The sales charge for Class A shares will be reduced to 1% for those persons who adopt the AIP. You may obtain an application to establish the AIP after an account is opened by calling the Funds at 1-800-307-4880. For additional information on the AIP, please see the Funds' SAI.

         Individual Retirement Accounts. You may invest in the Funds by establishing a tax-sheltered individual retirement account ("IRA"). The Funds offer the Traditional IRA, Roth IRA, SEP-IRA and SIMPLE IRA. For additional information on IRA options, please see the Funds' SAI.

         Purchasing Shares through Other Broker-Dealers. If you choose to purchase Fund shares through a securities dealer that has not entered into a sales agreement with the Distributor, you may also pay a transaction fee, as determined by the dealer. That fee will be in addition to the sales charge payable by you upon purchase of such shares.

         Additional Purchase Information. Payment may be delayed for up to 12 calendar days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. The Funds will charge a $25 service fee against your account for any check or electronic funds transfer that is returned for any reason and your purchase will be canceled. You may also be responsible for any losses suffered by the Funds as a result.

         When you open an account, you are automatically provided with the privilege to initiate telephone redemptions. If you have any questions as to how to waive this privilege, or how to add or delete a privilege after an account is established, please call the Funds at 1-800-432-4741. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the NASD or other eligible guarantor institution. A Notary Public is not an acceptable guarantor. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "Redeeming by Telephone" below.

         In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not issue certificates.

         If you redeem shares of the Super Core Fund, you may not repurchase shares of the Fund for a period of 30 days.

Exchange of Shares

         The Funds have established a program through which you can exchange shares of the Funds for shares of the Federated Prime Cash Series fund. Exchange requests are available for exchanges of $1,000 or more. This exchange privilege is a convenient way to buy shares in a money market fund. To use the exchange privilege, you must first invest in one or both of the Funds. Before exchanging into the Federated Prime Cash Series fund, please read the prospectus for the fund, which may be obtained by calling 1-800-307-4880. A $5.00 fee will be charged for each exchange transaction that is executed via the telephone.

         You may also exchange Class A shares of the Grand Prix Fund for Class A shares of the Super Core Fund and Class C shares of the Grand Prix Fund for Class C shares of the Super Core Fund (and vice versa) at any time so long as the minimum initial investment requirement is met. The value of the shares being exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. In other words, no sales charge will be imposed on any exchange of shares between Funds as described above.

         The Funds reserve the right to modify or terminate the exchange privilege at any time. An exchange is not a tax-free transaction.

Redeeming Shares

         In General. You may redeem shares of either class at any time; provided, however, that the Funds reserve the right to refuse any purchase following a redemption and may limit the amount involved. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Funds. See "Valuation of Fund Shares." There are no sales charges for the redemption of shares except that a fee of $15 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

         Redeeming by Mail. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value, the entire account balance will be redeemed. A request for redemption must be signed exactly as the shares are registered. Each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution if:

    the proceeds are to be sent to a person other than the shareholder(s) of record;
    the proceeds are to be sent to a location other than the address of record;
    the redemption request is made within 30 days of an address change; or
    the redemption request is for $50,000 or more.

         A Notary Public is not an acceptable guarantor. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney.

         The Funds will mail payment for redemption proceeds within seven days after proper instructions for redemption are received. However, the Funds may delay payment on redemptions of recent purchases made by check until the Funds verify that the check used to purchase Fund shares will not be returned due to insufficient funds. This is intended to protect the remaining investors from loss.

         Redeeming by Telephone. You may redeem shares in an amount of $1,000 to $50,000 by calling the Funds at 1-800-432-4741. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Funds. A redemption request in excess of $50,000 must be made in writing and signed by each registered holder. If you make a redemption request within 30 calendar days after changing your address, the request must be in writing and signed by each registered holder of the account with signatures guaranteed. A Notary Public is not an acceptable guarantor.

         A wire payment of redemption proceeds will normally be made in federal funds on the next business day. There is currently a $15 fee for each wire redemption. This fee will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Funds. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request.

         The Funds reserve the right to refuse a telephone redemption request if the Funds believe it is advisable to do so. Procedures for redeeming shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include:

    requesting verification of certain personal information;
    recording telephone transactions;
    confirming transactions in writing; and
    restricting transmittal of redemption proceeds to preauthorized designations.

Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

         You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by mailing the redemption request to: Grand Prix Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you wish to send the information via overnight delivery, you may send it to: Grand Prix Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Redemption requests made via fax will not be accepted by the Funds.

         Redeeming Shares through Broker-Dealers. You may be charged a fee if you redeem Fund shares through a broker-dealer.

         Systematic Withdrawal Plan. The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the Funds' SAI for more information.

         Additional Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when:

    trading on the New York Stock Exchange (the "Exchange") is restricted, as determined by the SEC, or the Exchange is closed for other than customary weekend and holiday closing;
    the SEC has by order permitted such suspension; or
    an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

         Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $5,000 minimum as a result of a redemption, you may be given a 60-day notice to reestablish the minimum balance. If this requirement is not met, your account may be closed and the proceeds sent to you.

         For redemption requests for corporate accounts, please see the Funds' SAI for more information.

         If you redeem shares of the Super Core Fund, you may not repurchase shares of the Fund for a period of 30 days.

Redemption in Kind

         The Funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the class of shares being redeemed. Please see the Funds' SAI for more information.

Shareholder Reports and Information

         The Funds will provide the following statements and reports:

         Confirmation Statements. Except for AIP transactions, after each transaction that affects your account balance or account registration, you will receive a confirmation statement. Participants in the AIP will receive quarterly confirmations of all automatic transactions.

         Account Statements. All shareholders will receive quarterly account statements. If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-432-4741 to order past statements.

         Financial Reports. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though you may have more than one account with the Funds.

FINANCIAL HIGHLIGHTS

         Financial data for each Fund are presented below. The financial highlights tables are intended to help you understand each Fund's financial results for the period from commencement of operations of each Fund through October 31, 2001. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request.

Grand Prix Fund
	Year Ended October 31, 2001		Year Ended October 31, 2000		Year Ended October 31, 1999	August 5, 1999(1) through October 31,1999	December 31, 1997(2) through October 31, 1998
	Class A	Class C	Class A	Class C	Class A	Class C	Class A
Per share data:
Net asset value, beginning of period	$34.82	$34.57	$ 28.21	$28.17	$14.42	$20.55	$10.00
Income from investment operations:
Net investment loss(3)	(0.38)(4)	(0.52) (4)	(0.89)(4)	(1.10)(4)	(0.32)(4)	(0.13)(4)	(0.10)
Net realized and unrealized gains (losses) on investments	(22.15)	(21.94)	7.82	7.82	16.74	7.75	4.52
Total from investment operations	(22.53)	(22.46)	6.93	6.72	16.42	7.62	4.42
Less distributions from net realized gains	-	-	(0.32)	(0.32)	(2.63)	-	-
Net asset value, end of period	$12.29 =====	$12.11 =====	$ 34.82 =======	$ 34.57 ======	$ 28.21 =======	$ 28.17 =======	$ 14.42 =======

Total return(5)	(64.70)%	(64.97)%	24.64%	23.92%	131.51%	37.08%(6)	44.20%(6)

Supplemental data and ratios:
Net assets, end of period (000's)	$58,727	$22,726	$284,021	$99,237	$92,500	$9,730	$1,595
Ratio of operating expenses to average net assets	1.67%(9)	2.42%(9)	1.62%(7)(8)	2.37%(7)(8)	1.72%(9)	2.47%(9)	1.65%(9)
Ratio of interest expense to average net assets	0.51%	0.51%	0.72%	0.72%	0.04%	0.19%	-
Ratio of net investment loss to average net assets	(1.32)%(9)	(2.07)%(9)	(1.23)%(7)	(1.98)%(7)	(1.41)%(9)	(2.22)%(9)	(1.03)%(9)
Portfolio turnover rate(10)	821.69%	821.69%	834.9%	834.9%	764.3%	764.3%	521.6%

(1)	Effective August 5, 1999, the Grand Prix Fund offered a second class of shares, Class C.
(2)	Commencement of operations of the Grand Prix Fund.
(3)	Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(4)

Net investment loss before interest expense for the periods ended October 31, 2001, October 31, 2000 and October 31, 1999 for the Class A shares was $(0.28), $(0.56) and $(0.31), respectively. Net investment loss before interest expense for the periods ended October 31, 2001, October 31, 2000 and October 31, 1999 for the Class C shares was $(0.42), $(0.91) and $(0.12), respectively.

(5)	The total return does not reflect the 5.25% and 1.00% front-end sales charge for the Class A and Class C shares, respectively.
(6)	Not annualized.
(7)

For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio for the Class A and Class C shares, including interest expense, was 2.34% and 3.09%, respectively. The ratio of net investment loss to average net assets, including interest expense, for the Class A and Class C shares was (1.95)% and (2.70)%, respectively.

(8)	Ratio excludes Advisor expense waiver recovery of 0.09%.
(9)

Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio, including interest expense and excluding reimbursements and waivers, for the Class A shares for the periods ended October 31, 2001, October 31, 1999 and October 31, 1998 would have been 2.27%, 2.28% and 15.93%, respectively, and for the Class C shares for the period ended October 31, 2001 and October 31, 1999 would have been 3.02% and 3.33%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers, for Class A shares for the periods ended October 31, 2001, October 31, 1999 and October 31, 1998 would have been (1.92)%, (1.97)% and (15.31)%, respectively, and for the Class C shares for the period ended October 31, 2001 and October 31, 1999 would have been (2.67)% and (3.08)%.

(10)	Portfolio turnover is calculated on the basis of the Grand Prix Fund as a whole without distinguishing between the classes of shares issued.

Super Core Fund

	December 29, 2000(1) through October 31, 2001
	Class A	Class C
Per share data:
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment loss(2)	(0.08) (3)	(0.12) (3)
Net realized and unrealized loss on investments	(3.35)	(3.34)
Total from investment operations	(3.43)	(3.46)
Net asset value, end of period	$ 6.57 ====	$ 6.54 ====

Total return(4)	(34.30)%(5)	(34.60)%(5)

Supplemental data and ratios:
Net assets, end of period (000's)	$8,393	$2,721
Ratio of operating expenses to average net assets	1.50%(6)(7)	2.15%(6)(7)
Ratio of interest expense to average net assets	0.39%(7)	0.39%(7)
Ratio of net investment loss to average net assets	(0.87)%(6)(7)	(1.53)%(6)(7)
Portfolio turnover rate(8)	128.95%	128.95%

(1)	Commencement of operations of the Super Core Fund.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)

Net investment loss before interest expense for the period ended October 31, 2001 for the Class A shares was $(0.05). Net investment loss before interest expense for the period ended October 31, 2001 for the Class C shares was $(0.08).

(4)	The total return does not reflect the 5.25% and 1.00% front-end sales charge for the Class A and Class C shares, respectively.
(5)	Not annualized.
(6)

Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio for the Class A and Class C shares, including interest expense and excluding reimbursements and waivers, for the period ended October 31, 2001 was 3.58% and 4.23%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers, for the Class A and Class C shares for the period ended October 31, 2001 was (2.95)% and (3.60)%, respectively.

(7)	Annualized.
(8)	Portfolio turnover is calculated on the basis of the Super Core Fund as a whole without distinguishing between the classes of shares issued.

VALUATION OF FUND SHARES

         The price of a Fund's shares is based on its net asset value, and is determined as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. Net asset value is calculated by taking the market value of each Fund's total assets, including interest and dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. Net asset value is not determined on days the Exchange is closed for trading. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

         The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan") with respect to each class of shares, which authorizes the Funds to pay the Distributor certain distribution and shareholder servicing fees. Under the Class A 12b-1 Plan, the Class A shares of the Grand Prix Fund may be required to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Under the same plan, the Class A shares of the Super Core Fund may be required to pay the Distributor a distribution and shareholder servicing fee of up to 0.35% of the Fund's average daily net assets attributable to the Class A shares. The Class C Plan provides that the Class C shares will be required to pay the Distributor (i) a distribution fee of 0.75% of each Fund's average daily net assets attributable to the Class C shares and (ii) a shareholder servicing fee of 0.25% of each Fund's average daily net assets attributable to the Class C shares. The 12b-1 Plan has the effect of increasing each class's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of each Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Funds more than paying other types of sales charges. For additional information on the 12b-1 Plans, please see the Funds' SAI.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

         For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Funds are taxable as ordinary income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Funds, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Funds have held the security and not the length of time you have held shares in the Funds. Each Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income). You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

         The Funds intend to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Funds may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. Please note, however, that the objective of both Funds is capital appreciation, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

         When a dividend or capital gain is distributed, each Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to the Funds at Grand Prix Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The election is effective for distributions with a dividend record date on or after the date on which the Funds receive notice of the election.

         If you do not furnish the Funds with your correct social security number or taxpayer identification number, the Funds are required by current federal law to withhold federal income tax from your distributions (including applicable Fund share reinvestments) and redemption proceeds at a rate of 30%.

         An exchange of Fund shares pursuant to the Funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

         This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

ADDITIONAL INFORMATION
DIRECTORS	ADMINISTRATOR AND TRANSFER AGENT

Robert Zuccaro	U.S. Bancorp Fund Services, LLC
Mary Jane Boyle
Edward F. Ronan, Jr.	For overnight deliveries, use:
Dennis K. Waldman	Grand Prix Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53202
Robert Zuccaro, President
Mary Jane Boyle, Vice-President, Secretary	For regular mail deliveries, use:
and Treasurer	Grand Prix Funds, Inc.
P.O. Box 701
INVESTMENT ADVISOR	Milwaukee, Wisconsin 53201-0701

Target Investors, Inc.	DISTRIBUTOR
15 River Road, Suite 220
Wilton, Connecticut 06897	T. O. Richardson Securities, Inc.
2 Bridgewater Road
CUSTODIAN	Farmington, Connecticut 06032-2256

U.S. Bank, N.A.	LEGAL COUNSEL
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202	Godfrey & Kahn, S.C.
780 N. Water Street
INDEPENDENT AUDITORS	Milwaukee, Wisconsin 53202

Ernst & Young LLP
111 East Kilbourn Avenue
Milwaukee, Wisconsin 53202

         The Funds' SAI contains additional information about the Funds. Additional information about each Fund's investments is contained in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Funds' SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted in this Prospectus. These documents may also be obtained from certain financial intermediaries, including the Distributor, through which Fund shares may be purchased and sold. Shareholder inquiries and requests for other information about the Funds can be directed to the Funds at the address and toll-free telephone numbers in this Prospectus.

         Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by e-mailing or writing the Public Reference Section of the SEC at publicinfo@sec.gov or Washington, D.C. 20549-0102.

         The Funds' 1940 Act File Number is 811-8461.

STATEMENT OF ADDITIONAL INFORMATION

GRAND PRIX FUNDS, INC.

GRAND PRIX FUND
SUPER CORE FUND

Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
1-800-307-4880 (Fund Information)
1-800-432-4741 (Account Information)
Website: www.grandprixfund.com
Grand Prix Fund Ticker Symbol: GPFFX
Super Core Fund Ticker Symbol: SCFFX

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Grand Prix Fund and the Super Core Fund, dated February 28, 2002. Each Fund is a series of Grand Prix Funds, Inc. (the "Corporation").

         Each Fund's audited financial statements for 2001 are incorporated herein by reference to the Fund's Annual Report.

         A copy of the Funds' Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.

This Statement of Additional Information is dated February 28, 2002.

TABLE OF CONTENTS

FUND ORGANIZATION	3
INVESTMENT RESTRICTIONS	3
IMPLEMENTATION OF INVESTMENT OBJECTIVE	5
DIRECTORS AND OFFICERS	7
PRINCIPAL SHAREHOLDERS	9
INVESTMENT ADVISOR	10
FUND TRANSACTIONS AND BROKERAGE	11
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT	13
ADMINISTRATOR	13
DISTRIBUTOR	14
CODE OF ETHICS	15
PLAN OF DISTRIBUTION	15
PURCHASE, REDEMPTION AND PRICING OF SHARES	17
REDEMPTION IN KIND	22
TAXATION OF THE FUNDS	22
PERFORMANCE INFORMATION	22
INDEPENDENT AUDITORS	25
FINANCIAL STATEMENTS	25

         In deciding whether to invest in the Funds, you should rely on information in this Statement of Additional Information ("SAI") and related Prospectus. The Funds have not authorized others to provide additional information. The Funds have not authorized the use of this SAI in any state or jurisdiction in which such offering may not lawfully be made.

FUND ORGANIZATION

         The Corporation is an open-end management investment company, commonly referred to as a mutual fund. The Corporation is organized as a Maryland corporation and was incorporated on October 30, 1997.

         The Corporation is authorized to issue shares of common stock in series and classes. The Corporation currently offers two series of shares: the Grand Prix Fund and the Super Core Fund. The shares of common stock of each Fund are further divided into two classes: Class A and Class C. Each share of common stock of each class of shares of each Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares of each Fund bears its own expenses, is subject to its own sales charges and has exclusive voting rights on matters pertaining to the Rule 12b-1 distribution and shareholder servicing plan as it relates to that class.

         No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

         Generally, the Funds will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law.

INVESTMENT RESTRICTIONS

         The following are the fundamental investment restrictions applicable to each Fund which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. A "majority of the relevant Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Grand Prix Fund may not:

1. Invest more than 25% of its total assets in securities of companies in any one industry.

Neither Fund may:

2. Issue senior securities, except as permitted under the 1940 Act.

3. Act as an underwriter of another company's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

7. Borrow money, except that the Fund may (i) borrow money from banks, and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other persons to the extent permitted by applicable law.

8. Notwithstanding any other fundamental investment policy or restriction, each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions.

         The investment objective of both Funds, which is to seek capital appreciation, is also a fundamental investment policy which cannot be changed without the approval of the relevant Fund's outstanding voting securities.

         With the exception of the investment restriction set forth in item 7 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in the market value of the investment will not constitute a violation of that restriction.

         The following are the non-fundamental investment restrictions applicable to each Fund which may be changed by the Board of Directors of the Funds without shareholder approval.

Neither Fund may:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 5% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act ("CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA); provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6. Make any loans other than loans of portfolio securities, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements with respect to portfolio securities.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

         The following information supplements the discussion of the Funds' investment objectives and strategies described in the Prospectus under the captions "Investment Objective" and "Implementation of Investment Objective."

Convertible Securities

         The Grand Prix Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different company within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally:

    have higher yields than common stocks, but lower yields than comparable non-convertible securities;
    are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and
    provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security may be subject to redemption at the option of the company issuing the security at a price established in the convertible security's governing instrument. If a convertible security held by the Grand Prix Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Non-Diversification and Concentration

         While both Funds are "non-diversified," which means that they are permitted to invest their respective assets in a more limited number of companies than other investment companies, the Funds intend to diversify their assets to the extent necessary to qualify for tax treatment as regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify:

    not more than 25% of the total value of each Fund's assets may be invested in securities of any one company (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more companies controlled by the Fund, which, pursuant to regulations under the Code, may be deemed to be engaged in the same, similar or related trades or businesses; and
    with respect to 50% of the total value of each Fund's assets (i) not more than 5% of its total assets may be invested in the securities of any one company (other than U.S. government securities and the securities of other regulated investment companies) and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one company (other than U.S. government securities and the securities of other regulated investment companies).

         In addition, the Grand Prix Fund has adopted a fundamental investment restriction which prohibits it from investing more than 25% of its total assets in securities of companies in any one industry. An industry is defined as a business-line subsector of a stock-market sector. Accordingly, while the Grand Prix Fund may be heavily invested in one single market sector, it will not invest more than 25% of its total assets in securities of companies in any one industry. The Super Core Fund, on the other hand, has the authority to invest more than 25% of its total assets in securities of companies in one industry and may do so in order to effect its investment strategy of investing in the largest companies in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices.

         To the extent that a relatively high percentage of the Funds' assets may be invested in the securities of a limited number of companies or in the securities of companies in relatively few market sectors or industries, the Funds' portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

Leveraging Strategies

         Each Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed may not exceed 33 1/3% of the value of the Fund's net assets. Each Fund's borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds.

Temporary Strategies

         To meet anticipated redemption requests, to pay Fund expenses, pending investment and to respond to adverse market, economic, political or other conditions, the Grand Prix Fund may hold cash and/or invest up to 35% of its total assets in short-term fixed-income securities issued by private and governmental institutions. The Super Core Fund, on the other hand, intends to be fully invested at all times and, therefore, will only hold cash and/or short-term fixed income securities to meet anticipated redemption requests, to pay Fund expenses and pending investment which, in any case, generally will not exceed 5% of its total assets. The short-term fixed-income securities which the Funds may purchase include:

         U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

         Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

         Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

         Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 5% or less of a Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

         Commercial Paper. Commercial paper rated Prime-1 or better by Moody's Investors Service, Inc., A-1 or better by Standard & Poor's Corporation, Duff 2 or higher by Duff & Phelps, Inc. or Fitch 2 or higher by Fitch Investor Services, Inc.;

         Money Market Funds. Securities issued by registered investment companies holding themselves out as money market funds which attempt to maintain a stable net asset value of $1.00 per share; and

         Repurchase Agreements. Repurchase agreements with respect to obligations of the U.S. government, its agencies or instrumentalities.

Illiquid Securities

         Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors of the Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the 1933 Act, such as securities that may be resold to institutional investors under Rule 144A under the 1933 Act, may be considered liquid under guidelines adopted by the Board of Directors.

DIRECTORS AND OFFICERS

         Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Mr. Zuccaro and Ms. Boyle (indicated below by an asterisk *) are each deemed an "interested person" of the Corporation as defined in the 1940 Act because each owns more than 5% of the outstanding voting securities of Target Investors, Inc. (the "Advisor") and is an officer and director of the Advisor. Mr. Zuccaro has served as a director and officer of the Corporation since its inception on October 30, 1997. The other directors and officers have served as such since December 10, 1997 (although Ms. Boyle became Secretary of the Corporation on September 26, 2000).
Name, Address and Age (1)	Positions Held with Corporation	Principal Occupations During Past 5 Years

*Robert Zuccaro, Age 59 15 River Road, Suite 220 Wilton, CT 06897	President and a Director

Mr. Zuccaro is the President of the Advisor and is a Chartered Financial Analyst. Prior to founding the Advisor in 1983, Mr. Zuccaro spent six years with Axe-Houghton, an investment management firm, where he was President and a Director of Axe-Houghton Stock Fund and Vice President and Director of Portfolio Management of E.W. Axe & Co. Mr. Zuccaro received a Bachelor's Degree from the University of Bridgeport in 1965 and a Master's Degree in Business Administration from Pace University in 1968.

*Mary Jane Boyle, Age 56 15 River Road, Suite 220 Wilton, CT 06897	Vice President, Secretary, Treasurer and a Director

Ms. Boyle serves as Vice-President, Client Service, of the Advisor. Prior to co-founding the Advisor in 1983, Ms. Boyle was a Regional Sales Director with Mondessa Enterprises, Inc. Ms. Boyle earned a Master's Degree from the University of Bridgeport in 1971.

Edward F. Ronan, Jr., Age 49 30 Main Street Danbury, CT 06810	Director

Mr. Ronan is a Certified Public Accountant and since 1984, has been a member of Actis-Grande, Ronan & Company, LLC, a certified public accounting firm. Mr. Ronan served as a director of Q.E.P. Co., Inc., a flooring tool manufacturer and distributor, from 1993 to 1998. Mr. Ronan earned a Bachelor of Science degree in Accounting from the University of Bridgeport in 1977.

Dennis K. Waldman, Age 47 62 Windsor Road Waban, MA 02468	Director

Since 1994, Mr. Waldman has served as Vice-President of Sales for eStar Communications (formerly Strategic Information Associates), a developer of communications software, prior to which time, Mr. Waldman worked at ITS as Vice-President of Sales. From 1992 to 1994, Mr. Waldman was a sales representative at Tartan where he was involved in engineering sales. Mr. Waldman graduated from the Massachusetts Institute of Technology in 1976 with a Bachelor's of Science degree in aeronautical and astronautical engineering and in electrical engineering and in 1978 with a Master's of Science degree in aeronautical and astronautical engineering.

(1)	Mr. Zuccaro and Ms. Boyle are married.

         The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2001 stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.
Dollar Range of Equity Securities in the Corporation (1)
Name of Director	Grand Prix Fund	Super Core Fund

Robert Zuccaro (2)	over $100,000	over $100,000

Mary Jane Boyle (2)	over $100,000	over $100,000

Edward F. Ronan, Jr.	none	none

Dennis K. Waldman	none	none

(1)	Beneficial ownership information is calculated based on Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	An "interested person" as defined in the 1940 Act.

         As of January 31, 2002, officers and directors of the Corporation beneficially owned 196,378 Class A shares of the Grand Prix Fund, or 4.56% of the Fund's then outstanding Class A shares (including 47,799 shares owned by the Advisor, which is controlled by Mr. Zuccaro, and 99,348 shares owned by Marc Zuccaro - UGTMA for which Mr. Zuccaro is the custodian). As of such date, officers and directors beneficially owned less than 1% of the Grand Prix Fund's then outstanding Class C shares.

         As of January 31, 2002, officers and directors of the Corporation beneficially owned 500,000 Class A shares of the Super Core Fund, or 34.68% of the Fund's then outstanding Class A shares. As of such date, officers and directors beneficially owned less than 1% of the Super Core Fund's then outstanding Class C shares.

         Each director who is not deemed an "interested person" of the Corporation, as defined in the 1940 Act, received $650 per meeting attended and reimbursement of reasonable expenses. The Board held four meetings during fiscal 2001. Disinterested directors may elect to receive their compensation in the form of cash, shares of a Fund or both. The Corporation has no retirement or pension plans. Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Corporation for serving as directors or officers. Accordingly, Mr. Zuccaro and Ms. Boyle do not receive any remuneration from the Corporation for their services as directors and officers.

         The following table provides information relating to compensation paid to the directors of the Corporation for their services as such for fiscal 2001:
Name of Director	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued As Part of Corporation Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Corporation Paid to Directors

Robert Zuccaro (1)	0	0	0	0

Mary Jane Boyle (1)	0	0	0	0

Edward F. Ronan, Jr.	$1,950	0	0	$1,950

Dennis K. Waldman	$2,600	0	0	$2,600

(1)	An "interested person" as defined in the 1940 Act.

PRINCIPAL SHAREHOLDERS

Grand Prix Fund

         As of January 31, 2002, the following persons owned of record or were known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of one or both classes of shares of the Grand Prix Fund:
Name and Address	Class of Shares	Number of Shares	Percentage of Class	Percentage of Fund
Charles Schwab & Co., Inc. For the benefit of customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class A	225,807.592	5.25%	3.73%

         As of January 31, 2002, no person owned of record or was known by the Corporation to own of record or beneficially more than 25% of the outstanding shares of the Grand Prix Fund. Accordingly, as of such date, no person owned a controlling interest in the Grand Prix Fund.

Super Core Fund

         As of January 31, 2002, the following persons owned of record or were known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of one or both classes of shares of the Super Core Fund:
Name and Address	Class of Shares	Number of Shares	Percentage of Class	Percentage of Fund
CENCO PO Box 10566 Birmingham, AL 35296-0566	Class A	625,964.772	43.42%	34.39%
Target Capital Management Ltd. Target Investors Seed Acct 15 River Road, Suite 200 Wilton, CT 06897-4064	Class A	460,000.000	31.91%	25.27%
Raymond James & Assoc. Inc. FBO Bauch, RL&MI Bin# 12416695 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C	21,144.578	5.58%	1.16%

         Based on the foregoing, as of January 31, 2002, CENCO and Target Capital Management Ltd. (an affiliate of the Advisor) each owned a controlling interest in the Super Core Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

INVESTMENT ADVISOR

         Target Investors, Inc. ("Advisor") is the investment advisor to the Funds. The Advisor is controlled by Robert Zuccaro.

         The Investment Advisory Agreement between the Corporation and the Advisor as it relates to the Grand Prix Fund is dated as of December 31, 1997, while the amendment to the Investment Advisory Agreement to add the Super Core Fund is dated as of December 29, 2000. The Investment Advisory Agreement has an initial term of two years (with a December 31, 1997 or December 29, 2000 starting point, as the case may be) and is required to be approved annually thereafter by the Board of Directors of the Corporation or by vote of a majority of each Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement as it relates to the Grand Prix Fund was initially approved by the Board of Directors, including a majority of the disinterested directors, on December 10, 1997, and by the initial shareholder on December 23, 1997. The amendment to the Investment Advisory Agreement to add the Super Core Fund was initially approved by the Board of Directors, including a majority of the disinterested directors, on December 13, 2000. Most recently, the agreement was approved by the Board of Directors, including a majority of the disinterested directors, on December 11, 2001. The Investment Advisory Agreement is terminable without penalty on 60 days' written notice by the Board of Directors, by vote of a majority of the applicable Fund's outstanding voting securities or by the Advisor, and will terminate automatically in the event of its assignment.

         In its latest review of the Investment Advisory Agreement on December 11, 2001, the Board of Directors was provided materials relating to, and considered and evaluated, the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services provided to each Fund by the Advisor and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of each Fund's fees and expenses in relation to various industry averages; (iii) the continuation of each Fund's expense cap agreements; and (iv) the directors' legal duties in considering the continuation and approval of the agreement. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of each Fund's shareholders.

         Under the terms of the Investment Advisory Agreement, the Advisor manages the Funds' investments and business affairs, subject to the supervision of the Board of Directors. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

         As compensation for its services, the Grand Prix Fund pays the Advisor an annual management fee of 1.00% of the Fund's average daily net assets, while the Super Core Fund pays the Advisor an annual management fee of 0.90% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. The organizational expenses of the Grand Prix Fund were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months. The organizational expenses were approximately $79,558.

         Pursuant to an expense cap agreement, the Advisor has agreed to limit the total operating expenses of the Grand Prix Fund, exclusive of taxes, interest and brokerage commissions, to an annual rate of 2.00% of the Fund's average daily net assets attributable to the Class A shares and 2.75% of the Fund's average daily net assets attributable to the Class C shares until February 28, 2003. The Advisor has also contractually agreed to limit the Super Core Fund's total operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 1.75% of the Fund's average daily net assets attributable to the Class A shares and 2.40% of the Fund's average daily net assets attributable to the Class C shares until February 28, 2003. After February 28, 2003, the Advisor may from time to time voluntarily (but is not required or obligated to) waive all or a portion of its management fee and/or reimburse certain Fund expenses. Any waiver of fees or reimbursement of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the applicable Fund by reduction of the Advisor's management fee. The Advisor may recover from the Funds the expenses paid in excess of the fee limitations discussed above for the three previous years, as long as the recovery does not cause the applicable Fund to exceed its expense cap.

         For the fiscal years ended October 31, 1999, October 31, 2000 and October 31, 2001, the Grand Prix Fund paid the Advisor $185,201, $4,126,531 and $1,661,860 for its investment advisory services. If the Advisor had not agreed to waive a portion of its management fee for the fiscal years ended October 31, 1999 and October 31, 2001, the Advisor would have received an additional $204,561 and $149,363, respectively, from the Fund for its investment advisory services. For the fiscal year ended October 31, 2000, the Advisor recouped $353,671 of previously waived expenses from the Grand Prix Fund.

         For the period from December 29, 2000 (commencement of operations) through October 31, 2001, the Super Core Fund paid the Advisor $97,125 for its investment advisory services. If the Advisor had not agreed to waive a portion of its management fee during this period, the Advisor would have received an additional $182,033 from the Fund for its investment advisory services.

FUND TRANSACTIONS AND BROKERAGE

         Under the Investment Advisory Agreement, the Advisor, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Funds and for the placement of each Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. Remuneration for trades may include commissions, dealer spreads, mark-ups and mark-downs. The Funds have no obligation to deal with any particular broker or dealer; in executing transactions, the Advisor seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest available commission. Brokerage may be allocated based on the sale of Fund shares.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include:

    furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities;
    furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and
    effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

         In selecting brokers or dealers, the Advisor considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Funds. The Advisor believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. Such higher commissions will not be paid by a Fund unless:

    the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion;
    such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and
    in the opinion of the Advisor, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.

         The aggregate amount of brokerage commissions paid by the Grand Prix Fund for the fiscal years ended October 31, 1999, October 31, 2000 and October 31, 2001 was $278,022, $2,141,115 and $1,835,691, respectively. The growth in brokerage commissions during this time period is directly related to the growth in Fund assets. The aggregate amount of brokerage commissions paid by the Super Core Fund for the period from December 29, 2000 (commencement of operations) through October 31, 2001 was $40,272. No such commissions paid during these periods were paid to an affiliate of the Funds, the Advisor or the Funds' principal distributor.

         For the fiscal year ended October 31, 2001, the Grand Prix Fund paid $157,014 in brokerage commissions with respect to $104,207,400 in transactions for which research services were provided. For the period from December 29, 2000 (commencement of operations) through October 31, 2001, the Super Core Fund paid $7,743 in brokerage commissions with respect to $4,645,000 in transactions for which research services were provided. During 2001, neither the Grand Prix Fund nor the Super Core Fund acquired any stock of their regular brokers or dealers.

         The Advisor places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. The Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary. However, the Advisor believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the applicable Fund. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Funds. In making such allocations between a Fund and other advisory accounts, certain factors considered by the Advisor are:

    the respective investment objectives;
    the relative size of portfolio holdings of the same or comparable securities;
    the availability of cash for investment; and
    the size of investment commitments generally held.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         As custodian of the Funds' assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of the Funds, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Corporation. U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend-disbursing agent for the Funds.

ADMINISTRATOR

         Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, U.S. Bancorp also performs certain administrative and tax reporting functions for the Funds, including:

    preparing and filing federal and state tax returns;
    preparing and filing securities registration compliance filings with various states;
    compiling data for and preparing notices to the SEC;
    preparing financial statements for the annual and semi-annual reports to the SEC and current investors;
    monitoring each Fund's expense accruals;
    performing securities valuations; and
    from time to time, monitoring each Fund's compliance with its investment objective and restrictions.

         Pursuant to the Fund Administration Servicing Agreement, U.S. Bancorp is entitled to receive from the Funds a fee, computed daily and payable monthly, based on each Fund's average net assets as follows (annualized): . 07 of 1% on the first $200 million, .06 of 1% on the next $500 million, and .04 of 1% on average net assets in excess of $700 million, subject to an annual minimum fee of $40,000 for the Grand Prix Fund and $35,000 for the Super Core Fund, plus out-of-pocket expenses. There is also a 20% additional charge for each additional class.

         Pursuant to the Fund Accounting Servicing Agreement, U.S. Bancorp is entitled to receive from the Funds a fee, computed daily and payable monthly, of $30,000 for the first $100 million of average net assets, .0125 of 1% for the Grand Prix Fund and .01 of 1% for the Super Core Fund on the next $200 million on average net assets, and .0075 of 1% on average net assets in excess of $300 million, plus out-of-pocket expenses. There is a 25% charge for each additional class.

         For the fiscal year ended October 31, 1999, Sunstone Financial Group, Inc. ("Sunstone"), the Grand Prix Fund's prior administrator, received $52,819 from the Grand Prix Fund under an Administration and Fund Accounting Agreement between the Grand Prix Fund and Sunstone, and U.S. Bancorp received $15,071 from the Grand Prix Fund under the Fund Administration Servicing Agreement and $10,201 from the Grand Prix Fund under the Fund Accounting Servicing Agreement. For fiscal 2000 and 2001, U.S. Bancorp received $323,025 and $131,912, respectively, from the Grand Prix Fund under the Fund Administration Servicing Agreement and $58,550 and $46,931, respectively, from the Fund under the Fund Accounting Servicing Agreement. For the period from December 29, 2000 (commencement of operations) through October 31, 2001, U.S. Bancorp received $35,130 from the Super Core Fund under the Fund Administration Servicing Agreement and $32,015 from the Fund under the Fund Accounting Servicing Agreement.

DISTRIBUTOR

         Under a Distribution Agreement dated June 15, 1999, as amended on December 29, 2000, T. O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032-2256, acts as the principal distributor of each Fund's shares ("Distributor"). The Distribution Agreement provides that the Distributor will use its best efforts to distribute the shares. Each Fund's shares are offered for sale continuously at (i) net asset value per share plus a maximum initial sales charge of 5.25% of the offering price, in the case of Class A shares, and (ii) net asset value per share plus an initial sales charge of 1.00% of the offering price, in the case of Class C shares. Existing Class A shareholders of the Grand Prix Fund on November 30, 1998 are not subject to the sales charge on additional purchases of Class A shares of the Grand Prix Fund. To encourage ownership of Fund shares, directors, officers and full-time employees of the Corporation and the Advisor and spouses and family members of such persons are not subject to the Class A sales charge. In addition, no sales charge is imposed on the reinvestment of dividends or capital gains with respect to Class A and Class C shares. Certain other exceptions to the imposition of the sales charge apply in the case of Class A shares, as discussed more fully in the Prospectus under the caption "Opening an Account." The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Investment Advisory Agreement, except that the Distribution Agreement need not be approved by a Fund's shareholders.

         With respect to Class A shares, the Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker, if any, involved in the trade, as follows:
Dollar Amount of Shares Purchased	Initial Sales Charge	Portion of Initial Sales Charge Paid to Broker-Dealers (1)(2)
Less than $50,000 $50,000 but less than $100,000 $100,000 but less than $250,000 $250,000 but less than $500,000 $500,000 but less than $1,000,000 $1,000,000 or more	5.25% 4.50% 3.50% 2.50% 2.00% 1.00%	5.00% 4.50% 3.50% 2.50% 2.00% 1.00%

(1)

Reflected as a percentage of the offering price of Class A shares. The offering price is the sum of the net asset value per share plus the initial sales charge indicated in the table (the "Offering Price").

(2)

All sales charges may at times be paid to the broker-dealer involved in the trade, if any. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the 1933 Act.

         With respect to Class C shares, the Distributor may pay all of the initial sales charge due upon the purchase of such shares to the broker, if any, involved in the trade. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the 1933 Act.

         As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Fund shares and (ii) the Rule 12b-1 fees payable with respect to Fund shares (as described under "Plan of Distribution-Distribution and Shareholder Servicing Plans," below). For the fiscal years ended October 31, 1999, October 31, 2000 and October 31, 2001, the aggregate dollar amount of initial sales charges imposed on purchases of Class A and Class C shares of the Grand Prix Fund was $823,416, $1,836,588 and $478,121, respectively. For these periods, the Distributor did not retain any amounts from Class A and Class C sales charges.

         For the fiscal years ended October 31, 1999, October 31, 2000 and October 31, 2001, the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class A shares of the Grand Prix Fund was $95,437, $777,445 and $299,647, respectively, and the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class C shares was $8,019, $1,016,751 and $463,271, respectively. Of this $103,456 in fiscal 1999, $1,794,196 in fiscal 2000 and $762,918 in fiscal 2001, the Distributor retained $6,450, $44,969 and $22,894, respectively, from Class A and Class C Rule 12b-1 fees.

         For the period from December 29, 2000 (commencement of operations) through October 31, 2001, the aggregate dollar amount of initial sales charges imposed on purchases of Class A and Class C shares of the Super Core Fund was $91,260. For this period, the Distributor did not retain any amounts from Class A and Class C sales charges. For the period ended October 31, 2001, the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class A shares of the Super Core Fund was $28,706, and the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class C Shares was $25,900. Of this $54,606, the Distributor retained $3,976 from Class A and Class C Rule 12b-1 fees.

CODE OF ETHICS

         The Funds and the Advisor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics applies to access persons, which term is defined as the directors, officers and advisory persons of the Funds and the Advisor. An advisory person includes any employee of the Funds or the Advisor who, in connection with his or her regular duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Funds or whose functions relate to the making of any recommendations with respect to such purchases or sales. The Code of Ethics permits access persons to buy and sell securities for their own accounts, but, subject to certain exceptions, prohibits them from buying or selling securities that have been bought or sold by the Funds (or that are being considered for purchase or sale by the Funds). The Code of Ethics also prohibits investment personnel from acquiring any securities in an initial public offering or in a private placement without first obtaining prior approval of the purchase. The term investment personnel includes any employee of the Funds or the Advisor who, in connection with his or her regular functions and duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Funds.

PLAN OF DISTRIBUTION

Distribution and Shareholder Servicing Plans

         The Corporation, on behalf of each class of shares of each Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to which certain distribution and shareholder servicing fees may be paid to registered securities dealers, financial institutions or other persons ("Recipients") who render assistance in distributing or promoting the sale of Fund shares, or who provide certain shareholder services to Fund shareholders, pursuant to a written agreement ("Rule 12b-1 Related Agreement").

         Under the terms of the Class A Plan, the Class A shares may be required to pay the Recipients a fee of up to 0.25%, in the case of the Grand Prix Fund, or 0.35%, in the case of the Super Core Fund, of the average daily net assets attributable to the Class A shares to finance activities primarily intended to result in the sale of Class A shares. The Class A Plan is a "reimbursement" plan, which means that the fees paid by the Funds under the Class A Plan are intended as reimbursement for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If more money for services rendered and commission fees is due than is immediately payable because of the expense limitation under the Class A Plan, the unpaid amount is carried forward from period to period while the Class A Plan is in effect until such time as it may be paid. No interest, carrying or other finance charges will be borne by the Funds with respect to unpaid amounts carried forward.

         The Class C Plan provides that the Class C shares are required to pay the Recipients a distribution fee of 0.75% of the average daily net assets attributable to the Class C shares of the applicable Fund and a shareholder servicing fee of 0.25% of the average daily net assets attributable to the Class C shares of the applicable Fund. Payments under the Class C Plan are based upon a percentage of average daily net assets attributable to the Class C shares regardless of amounts actually paid or expenses actually incurred by the Recipients, however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Recipients may realize a profit in a particular year as a result of these payments.

         Each Plan has the effect of increasing the applicable class's expenses from what they would otherwise be. The Board of Directors reviews each class's distribution and shareholder servicing fee payments in connection with its determination as to continuance of each Plan.

         From time to time, the Recipients may engage in activities which jointly promote the sale of both classes of shares, the cost of which may not be readily identifiable or related to any one class. Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

         The Plans, including a form of the Rule 12b-1 Related Agreement, have been unanimously approved by the Board of Directors of the Corporation, including all of the members of the Board who are not "interested persons" of the Corporation as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or any Rule 12b-1 Related Agreement ("Disinterested Directors") voting separately.

         The Plans, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as their continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans, or the Rule 12b-1 Related Agreements, as applicable. In addition, a Plan, and any Rule 12b-1 Related Agreement, may be terminated without penalty, by vote of a majority of the applicable Fund's respective class's outstanding voting securities or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Rule 12b-1 Related Agreement only). Payment of the distribution and shareholder servicing fees is made quarterly, within 30 days after the end of the quarter for which the fee is payable.

Interests of Certain Persons

         With the exception of the Advisor and the Distributor, no "interested person" of the Funds, as defined in the 1940 Act, and no Disinterested Director has or had a direct or indirect financial interest in the Plans or any Rule 12b-1 Related Agreement.

Anticipated Benefits to the Funds

         The Board of Directors of the Corporation considered various factors in connection with its decision to adopt and, thereafter, to continue the Class A and Class C Plans on behalf of the Funds, including:

    the nature and causes of the circumstances which make the Plans necessary and appropriate;
    the way in which the Plans address those circumstances, including the nature and potential amount of expenditures;
    the nature of the anticipated benefits;
    the merits of possible alternative plans or pricing structures; and
    the possible benefits of the Plans to any other person relative to those of the Funds.

         Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that each Plan was reasonably likely to benefit the respective class and its shareholders in at least one or several potential ways. Specifically, the Board concluded that any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of a Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Plans important to the initial success and thereafter, continued viability of each Fund. In addition, the Board determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the Plans would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Recipients to sell Fund shares, which should result in certain economies of scale.

         While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of each Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plans.

Expenses Incurred Under the Plans

         For the fiscal years ended October 31, 1999, October 31, 2000 and October 31, 2001, the Grand Prix Fund's Class A shares incurred expenses of $95,437, $777,445 and $299,647 under the Class A Plan and the Class C shares incurred expenses of $8,019, $1,016,751 and $463,271 under the Class C Plan. The Distributor retained $6,450, $44,969 and $22,894 of the expenses incurred under the Class A and Class C Plans during fiscal 1999, fiscal 2000 and fiscal 2001, respectively. Unreimbursed expenses incurred under the Class A Plan during fiscal 2001 in the amount of $26,492, representing less than 1% of the Grand Prix Fund's net assets as of October 31, 2001, are being carried over to fiscal 2002.

         For the period from December 29, 2000 (commencement of operations) through October 31, 2001, the Super Core's Fund's Class A shares incurred expenses of $28,706 under the Class A Plan and the Class C shares incurred expenses of $25,900 under the Class C Plan. The Distributor retained $3,976 of the expenses incurred under the Class A and Class C Plans during this period. Unreimbursed expenses incurred under the Class A Plan during fiscal 2001 in the amount of $4,326, representing less than 1% of the Super Core Fund's net assets as of October 31, 2001, are being carried over to fiscal 2002.

         For the fiscal year ended October 31, 2001, of the $328,353 of expenses incurred under the Class A Plan, $23,816 was incurred for advertising and $304,537 was incurred for compensation to broker-dealers. Of the $489,171 of expenses incurred under the Class C Plan, $35,481 was incurred for advertising and $453,690 was incurred for compensation to broker-dealers.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Financial Intermediaries

         Broker-dealers, financial institutions and other financial intermediaries that have entered into agreements with the Advisor and/or Distributor on behalf of a Fund may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Advisor and/or Distributor. In addition, certain operational policies of the Funds, including those relating to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Funds and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services.

Sales Charge Reductions for Class A Shares

         The sales charge for Class A shares will be reduced to 1% for sponsored arrangements between a Fund and an organization that agrees to market the Fund by making recommendations to, or permitting group solicitations of, the organization's employees, members or participants. A Fund may, in its discretion, name a single registered representative as servicing agent for the organization.

         The sales charge for Class A shares will also be reduced to 1% for those persons who adopt the Automatic Investment Plan ("AIP"). The sales charge for Class A shares will also be reduced to 1% for those persons who sell shares of a mutual fund, other than one of the Funds, and use any amount of the proceeds to purchase Fund shares within 90 days of such sale. A qualification form must be completed and included with the required account application(s) for initial purchases, and must accompany or precede subsequent purchase orders, including orders submitted electronically.

Letter of Intent for Class A Shares

         The Funds offer a Letter of Intent ("LOI") which provides for the reduction of the initial sales charge for Class A shares when multiple purchases of Class A shares are combined by taking advantage of the breakpoints in the sales charge schedule. By completing the LOI application, you express an intention to invest during the next 10-month period a specified amount (minimum of at least $50,000) which, if made at one time, would qualify for a reduced sales charge.

         Any Class A shares you own on the date you execute the LOI may be used as a credit toward the completion of the LOI. However, the reduced sales charge will only be applied to new purchases. Any redemptions made during the 10-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 10-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, you will be required to pay the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 10-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge.

         By signing the LOI application, you grant to the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact to sell any or all of the reserved shares to cover any additional sales charges if you do not fulfill your undertaking. Signing the LOI application does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge. For more information on the LOI, please contact your investment professional, the Distributor or U.S. Bancorp.

Right of Accumulation for Class A Shares

         The Funds also offer a Right of Accumulation ("ROA") which provides for the reduction of the initial sales charge for Class A shares when multiple purchases of Class A shares are combined by taking advantage of the breakpoints in the sales charge schedule. Using the ROA, you may purchase Class A shares at the sales charge applicable to the sum of the dollar amount then being purchased, plus the current market value (calculated at the maximum Offering Price) of all Class A shares already held by you, your spouse and your minor children or you and members of a "qualified group." A "qualified group" is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Class A shares at a discount, has more than 10 members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investment to the Funds and meets other uniform criteria that allow the Distributor to achieve cost savings in distributing Class A shares of the Funds. To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor or U.S. Bancorp sufficient information to determine whether the purchase will qualify for a reduced sales charge.

Automatic Investment Plan (AIP)

         You may make purchases of shares of the Funds automatically on a regular basis provided you invest at least $250 per transaction. You must meet the Funds' minimum initial investment of $5,000 before the AIP may be established. Under the AIP, your designated bank or other financial institution debits a preauthorized amount from your account each designated period and applies the amount to the purchase of Fund shares. The Funds require 13 business days after receipt of your request to initiate the AIP to verify your account information. Generally, the AIP will begin on the next transaction date scheduled by the Funds for the AIP following this 13 business day period. AIP transactions may be scheduled for any day. If the purchase date is a weekend or a holiday, the purchase will be made on the next business day. The AIP can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in the AIP. You will receive a statement on a quarterly basis showing the purchases made under the AIP. A $25 fee will be imposed by the Funds if for any reason the transaction cannot be completed. You may also be responsible for any losses suffered by the Funds as a result. If you make a purchase pursuant to the AIP, and request a redemption of such shares shortly thereafter, the Funds may delay payment of the redemption proceeds until the Funds verify that the proceeds used to purchase the shares were properly debited from your designated bank or other financial institution. You may adopt the AIP when you open an account by completing the appropriate section of the Purchase Application. The sales charge will be reduced to 1% for those persons who adopt the AIP. You may obtain an application to establish the AIP after an account is opened by calling the Funds at 1-800-307-4880. A signature guarantee is required. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A Notary Public is not an acceptable guarantor.

Individual Retirement Accounts

         In addition to purchasing Fund shares as described in the Prospectus under "Opening an Account," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs"). The Funds offer two types of IRAs, a Traditional IRA and a Roth IRA.

         Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor or the investor's spouse is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

         Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if you have held the IRA for at least five years and the distributions are on account of one of four specified events, i.e., attainment of age 59-1/2, disability, the purchase of a first home or death. Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds your contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

         Simplified Employee Pension Plan. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $200,000 per year). The $200,000 compensation limit is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

         SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $7,000 per year to the SIMPLE IRA. The SIMPLE IRA deferral limit will increase to $8,000 in 2003, $9,000 in 2004 and $10,000 in 2005. These annual deferral limits may be adjusted for inflation in increments of $500 beginning in 2006. In addition, investors who have reached age 50 may make additional "catch-up" contributions to their SIMPLE IRAs, in excess of the otherwise-applicable maximum contribution limits, of up to $500 for 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006 and thereafter. These limits may be adjusted for inflation in increments of $500 beginning in 2007. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including:

    a SIMPLE Plan generally is available only to employers with fewer than 100 employees;

    contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements;

    contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees;

    the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and

    amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

         For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $3,000 or 100% of your compensation (earned income). Beginning in year 2005 through year 2007, the maximum annual contribution limit for Traditional and Roth IRAs will increase from the current maximum of $3,000 to $4,000. Beginning in year 2008, the maximum annual contribution limit for Traditional and Roth IRAs will increase to $5,000. After 2008, your maximum annual contribution limit for Traditional and Roth IRAs may be adjusted for inflation in increments of $500. In addition, investors who have reached age 50 may make additional "catch-up" contributions to their Traditional or Roth IRAs, in excess of the otherwise-applicable maximum contribution limits, of up to $500 for years 2002 through 2005, and $1,000 for year 2006 and thereafter. You may also contribute to a Traditional IRA or Roth IRA on behalf of your spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contributions to a Traditional IRA.

         Under current Internal Revenue Service ("IRS") regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The Funds' custodian may, in its discretion, hold the initial contributions uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Redemptions for Corporate Accounts

         Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:

    A letter of instruction signed by the required number of authorized officers, along with their respective positions;
    A certified Corporate Resolution that states the date the resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation; and
    If the Corporate Resolution is dated more than 60 days prior to the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states that the officer or officers named in the resolution have the authority to act on behalf of the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. If the Corporate Resolution confers authority on officers by title and not by name, the Certificate of Incumbency must name the officer(s) and their title(s).

Systematic Withdrawal Plan (SWP)

         You may set up automatic withdrawals from your Fund account at regular intervals. To begin distributions, your account must have an initial balance of $25,000 and at least $250 per payment must be withdrawn. To establish the systematic withdrawal plan ("SWP"), the appropriate section in your Purchase Application must be completed. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on your Purchase Application. The amount or frequency of withdrawal payments may be varied or temporarily discontinued by calling 1-800-432-4741. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

Pricing of Shares

         Shares of each Fund are offered and sold on a continuous basis at the Offering Price, which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or U.S. Bancorp, as the case may be) and the applicable sales charge. The Class A sales charge may be waived for certain investors. For more information, please see "Opening an Account" in the Prospectus.

         The net asset value per share for each class of each Fund is determined as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the "Exchange") is open for business. Purchase orders and redemption requests received in good order on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the Exchange will be valued as of the close of trading on the next day the Exchange is open. A Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase or redeem shares. Net asset value per share for each class of each Fund is calculated by taking the market value of the total assets per class, including interest and dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that class. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or the Nasdaq Stock Market on which such securities are primarily traded; however, securities traded on a national securities exchange or the Nasdaq Stock Market for which there were no transactions on a given day, and securities not listed on a national securities exchange or the Nasdaq Stock Market, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation or its delegate. The Board of Directors has approved the use of pricing services to assist the Funds in the determination of net asset value. All money market instruments with maturities less than 60 days will be valued on an amortized cost basis.

REDEMPTION IN KIND

         The Corporation has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the class of shares of the Fund being redeemed, valued at the beginning of such election period. The Corporation intends to pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of a Fund to do so. If you receive an in kind distribution you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

TAXATION OF THE FUNDS

         Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund. The Grand Prix Fund's active trading approach may increase the amount of capital gains tax paid by Grand Prix Fund shareholders.

PERFORMANCE INFORMATION

         A Fund's historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. A Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting a Fund's performance include general market conditions, operating expenses, investment management and the imposition of sales charges. Any additional fees charged by a broker-dealer or other financial intermediary would reduce the returns described in this section.

Total Return

         Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a class of shares over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

         The average annual total return of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)[n] = ERV
P T n ERV	= = = =

a hypothetical initial payment of $1,000.
average annual total return.
number of years.
ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a class of shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. This calculation reflects the deduction of the maximum 5.25% initial sales charge applicable to Class A shares and the 1.00% initial sales charge applicable to Class C shares. In addition, this calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at the Fund's net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         A Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         The average annual total return (after taxes on distributions) of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)[n] = ATVD
P T n ATVD	= = = =

a hypothetical initial investment of $1,000.
average annual total return (after taxes on distributions).
number of years.
ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

         The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)[n] = ATVDR
P T n ATVDR	= = = =

a hypothetical initial investment of $1,000.
average annual total return (after taxes on distributions and redemption).
number of years.
ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemption.

         Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         The average annual total returns for the Class A shares of the Grand Prix Fund (no load shares) for the fiscal year ended October 31, 2001 and since inception (December 31, 1997) were (64.70)% and 10.55%, respectively. The average annual total returns for the Class A shares of the Grand Prix Fund (load shares) for the same periods were (66.56)% and 9.01%, respectively. The average annual total returns (after taxes on distributions) for the Class A shares of the Grand Prix Fund (no load shares) for the fiscal year ended October 31, 2001 and since inception (December 31, 1997) were (64.70)% and 8.63%, respectively. The average annual total returns (after taxes on distributions) for the Class A shares of the Grand Prix Fund (load shares) for the same periods were (66.56)% and 7.12%, respectively. The average annual total returns (after taxes on distributions and sale of Fund shares) for the Class A shares of the Grand Prix Fund (no load shares) for the fiscal year ended October 31, 2001 and since inception (December 31, 1997) were (39.40)% and 7.82%, respectively. The average annual total returns (after taxes on distributions and sale of Fund shares) for the Class A shares of the Grand Prix Fund (load shares) for the same periods were (40.53)% and 6.55%, respectively.

         The average annual total returns for the Class C shares of the Grand Prix Fund (no load shares) for the fiscal year ended October 31, 2001 and since inception (August 5, 1999) were (64.97)% and (20.70)%, respectively. The average annual total returns for the Class C shares of the Grand Prix Fund (load shares) for the same periods were (65.32)% and (21.06)%, respectively. The average annual total returns (after taxes on distributions) for the Class C shares of the Grand Prix Fund (no load shares) for the fiscal year ended October 31, 2001 and since inception (August 5, 1999) were (64.97)% and (20.83)%, respectively. The average annual total returns (after taxes on distributions) for the Class C shares of the Grand Prix Fund (load shares) for the same periods were (65.32)% and (21.19)%, respectively. The average annual total returns (after taxes on distributions and sale of Fund shares) for the Class C shares of the Grand Prix Fund (no load shares) for the fiscal year ended October 31, 2001 and since inception (August 5, 1999) were (39.57)% and (16.04)%, respectively. The average annual total returns (after taxes on distributions and sale of Fund shares) for the Class C shares of the Grand Prix Fund (load shares) for the same periods were (39.78)% and (16.31)%, respectively.

         The total returns for the Class A and Class C shares of the Super Core Fund (no load shares) for the period from December 29, 2000 (commencement of operations) through October 31, 2001 were (34.30)% and (34.60)%, respectively. The total returns for the Class A and Class C shares of the Super Core Fund (load shares) for the same period were (37.73)% and (35.25)%, respectively. The total returns (after taxes on distributions) for the Class A and Class C shares of the Super Core Fund (no load shares) for the period from December 29, 2000 (commencement of operations) through October 31, 2001 were (34.30)% and (34.60)%, respectively. The total returns (after taxes on distributions) for the Class A and Class C shares of the Super Core Fund (load shares) for the same period were (43.16)% and (40.45)%, respectively. The total returns (after taxes on distributions and sale of Fund shares) for the Class A and Class C shares of the Super Core Fund (no load shares) for the period from December 29, 2000 (commencement of operations) through October 31, 2001 were (20.89)% and (21.07)%, respectively. The total returns (after taxes on distributions and sale of Fund shares) for the Class A and Class C shares of the Super Core Fund (load shares) for the same period were (26.76)% and (25.04)%, respectively.

Comparisons

         From time to time, in marketing and other Fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested.

         A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

         Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

         A Fund may compare its performance to a wide variety of indices and measures of inflation. There are differences and similarities between the investments that a Fund may purchase and the investments measured by these indices.

         A Fund's performance may also be discussed during television interviews of Advisor personnel conducted by news organizations to be broadcast in the United States and elsewhere.

         Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution.

         Investors may also want to compare a Fund's performance to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, independent auditors for the Funds, audit and report on the Funds' financial statements.

FINANCIAL STATEMENTS

         The following audited financial statements of the Grand Prix Fund are incorporated herein by reference to the Fund's 2001 Annual Report, as filed with the Securities and Exchange Commission on December 13, 2001:
(a)	Statement of Assets and Liabilities as of October 31, 2001.
(b)	Statement of Operations for the year ended October 31, 2001.
(c)	Statement of Cash Flows for the year ended October 31, 2001.
(d)	Statement of Changes in Net Assets for the years ended October 31, 2001 and October 31, 2000.
(e)	Financial Highlights for the years ended October 31, 2001 and October 31, 2000.
(f)	Schedule of Investments as of October 31, 2001.
(g)	Notes to the Financial Statements.
(h)	Report of Independent Auditors dated November 21, 2001.

         The following audited financial statements of the Super Core Fund are incorporated herein by reference to the Fund's 2001 Annual Report, as filed with the Securities and Exchange Commission on December 13, 2001:
(a)	Statement of Assets and Liabilities as of October 31, 2001.
(b)	Statement of Operations for the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(c)	Statement of Cash Flows for the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(d)	Statement of Changes in Net Assets for the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e)	Financial Highlights for the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(f)	Schedule of Investments as of October 31, 2001.
(g)	Notes to the Financial Statements.
(h)	Report of Independent Auditors dated November 21, 2001.

PART C

OTHER INFORMATION
Item 23.	Exhibits
See "Exhibit Index."
Item 24.	Persons Controlled by or under Common Control with Registrant
Registrant neither controls any person nor is under common control with any other person.
Item 25.	Indemnification
Article 6.4 of Registrant's Articles of Incorporation provides as follows:

The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26.	Business and Other Connections of Investment Advisor

Besides serving as investment advisor to private accounts, the Advisor is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of Advisor's directors and officers is hereby incorporated by reference from the information contained under "Directors and Officers" in the SAI.

Item 27.	Principal Underwriters
(a)

The Distributor also acts as distributor for T. O. Richardson Trust, The Barrett Funds, The Simms Funds, Advisors Series Trust, Professionally Managed Portfolios, Freemont Mutual Funds, Inc., Provident Investment Counsel, The Masters' Select Funds and Rainer Investment Management Mutual Funds.

(b)

The principal business address of T. O. Richardson Securities, Inc., the Registrant's principal underwriter, is 2 Bridgewater Road, Farmington, Connecticut 06032-2256. The following information relates to each officer and director of the Distributor:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant
Samuel Bailey, Jr.	President and a Director	None
Loyd Austine Crowe, Jr.	Vice President and a Director	None
Kathleen M. Russo	Vice President and Secretary	None
(c)	During the fiscal year ended October 31, 2001, the following fees and commissions were paid to T.O. Richardson Securities, Inc.:
Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
$26,870*	None	None	None

* Represents the amount retained by the Distributor under the Corporation's Rule 12b-1 Plans.
Item 28.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are in the possession of Target Investors, Inc., Registrant's investment advisor, at Registrant's corporate offices, except (1) records held and maintained by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, relating to its function as custodian and (2) records held and maintained by U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, relating to its function as transfer agent, administrator and fund accountant.

Item 29.	Management Services
All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.
Item 30.	Undertakings.
None.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilton and State of Connecticut on the 22nd day of February, 2002.
GRAND PRIX FUNDS, INC. (Registrant)

By:	/s/ Robert Zuccaro Robert Zuccaro President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.
Name	Title	Date

/s/ Robert Zuccaro Robert Zuccaro	President and a Director	February 22, 2002

/s/ Mary Jane Boyle Mary Jane Boyle	Vice President, Secretary, Treasurer and a Director	February 7, 2002

/s/ Edward F. Ronan, Jr. Edward F. Ronan, Jr.	Director	February 15, 2002

/s/ Dennis K. Waldman Dennis K. Waldman	Director	February 6, 2002

EXHIBIT INDEX
Exhibit No.	Exhibit
(a.1)	Registrant's Articles of Incorporation (1)
(a.2)	Amendment to Registrant's Articles of Incorporation (2)
(a.3)	Amendment to Registrant's Articles of Incorporation (to create Class C shares)(3)
(a.4)	Amendment to Registrant's Articles of Incorporation (to create Super Core Fund)(8)
(b)	Registrant's By-Laws (1)
(c)	None
(d.1)	Investment Advisory Agreement (2)
(d.2)	Expense Cap/Reimbursement Agreement (4)
(d.3)	Expense Cap/Reimbursement Agreement (to add Class C shares)(3)
(d.4)	Amended Expense Cap/Reimbursement Agreement (for Class A shares)(3)
(d.5)	Investment Advisory Agreement, as amended (to add Super Core Fund)(8)
(d.6)	Expense Cap/Reimbursement Agreement (for Super Core Fund)(8)
(d.7)	Expense Cap/Reimbursement Agreement, as amended (for Super Core Fund)
(d.8)	Amendment to Expense Cap/Reimbursement Agreement (for Class C shares of Grand Prix Fund)
(d.9)	Amendment to Expense Cap/Reimbursement Agreement (for Class A shares of Grand Prix Fund)
(e.1)	Distribution Agreement(3)
(e.2)	Form of Dealer Agreement(3)
(e.3)	Amended and Restated Distribution Agreement (to add Super Core Fund)(8)
(f)	None
(g.1)	Custodian Servicing Agreement(3)
(g.2)	Custodian Servicing Agreement, as amended (to add Super Core Fund)(8)
(h.1)	Transfer Agent Servicing Agreement(3)
(h.2)	Fund Administration Servicing Agreement(3)
(h.3)	Fund Accounting Servicing Agreement(3)
(h.4)	Transfer Agent Servicing Agreement, as amended (to add Super Core Fund)(8)
(h.5)	Fund Administration Servicing Agreement, as amended (to add Super Core Fund)(8)
(h.6)	Fund Accounting Servicing Agreement, as amended (to add Super Core Fund)(8)
(i)	Opinion and Consent of Godfrey & Kahn, S.C. (5)
(j)	Consent of Ernst & Young LLP
(k)	None
(l)	Subscription Agreement (5)
(m.1)	Rule 12b-1 Distribution and Shareholder Servicing Plan (2)
(m.2)	Form of 12b-1 Related Agreement (2)
(m.3)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended(6)
(m.4)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended (for Class A shares)(3)
(m.5)	Form of Rule 12b-1 Related Agreement, as amended (for Class A shares) (6)
(m.6)	Form of Rule 12b-1 Related Agreement, as amended (for Class A shares)(3)
(m.7)	Rule 12b-1 Distribution and Shareholder Servicing Plan (for Class C shares)(3)
(m.8)	Form of 12b-1 Related Agreement (for Class C shares)(3)
(m.9)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended (for Class A shares of Grand Prix and Super Core Funds)(8)
(m.10)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended (for Class C shares of Grand Prix and Super Core Funds)(8)
(m.11)	Form of Rule 12b-1 Related Agreement, as amended (for Class A shares of Grand Prix and Super Core Funds)(8)
(m.12)	Form of Rule 12b-1 Related Agreement, as amended (for Class C shares of Grand Prix and Super Core Funds)(8)
(n.1)	Rule 18f-3 Multi-Class Plan(3)
(n.2)	Rule 18f-3 Multi-Class Plan, as amended (to add Super Core Fund)(8)
(o)	Reserved
(p)	Code of Ethics(7)

(1)	Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 31, 1997.
(2)	Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 as filed with the Commission on December 23, 1997.
(3)	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 as filed with the Commission on July 29, 1999.
(4)	Incorporated by reference to Registrant's Post-Effective Amendment No. 4 as filed with the Commission on February 25, 1999.
(5)	Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 as filed with the Commission on December 30, 1997.
(6)	Incorporated by reference to Registrant's Post-Effective Amendment No. 2 as filed with the Commission on November 30, 1998.
(7)	Incorporated by reference to Registrant's Post-Effective Amendment No. 8 as filed with the Commission on October 3, 2000.
(8)	Incorporated by reference to Registrant's Post-Effective Amendment No. 9 as filed with the Commission on December 15, 2000.